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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                        Date of report (date of earliest
                                event reported):

                                 January 23, 2003


                          INTERNATIONAL GAME TECHNOLOGY
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              (Exact name of registrant as specified in its charter)


            Nevada                   001-10684                88-0173041
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(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Formation)                 File Number)         Identification Number)


                    9295 Prototype Drive, Reno, Nevada 89521
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               (Address of principal executive offices) (Zip Code)


                                 (775) 448-7777
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On January 23, 2003, International Game Technology ("IGT") announced that it had agreed to sell 30-year zero-coupon senior convertible debentures (the "Debentures") in a private offering. On January 24, 2003, IGT announced that it had priced the Debentures. The press releases are included as Exhibits
99.1 and 99.2 to this report and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

Exhibit No.    Description

99.1           Press release issued by IGT on January 23, 2003.

99.2           Press release issued by IGT on January 24, 2003.


                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INTERNATIONAL GAME TECHNOLOGY
                                            (Registrant)


Date: January 24, 2003              By:      /s/ Maureen T. Mullarkey
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                                    Name:    Maureen T. Mullarkey
                                    Its:     Executive Vice President,
                                             Chief Financial Officer and
                                             Treasurer